UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2006

                            Entertainment Is Us, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                   001-31263                  98-034160
           ----------                  -----------                -----------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              One Magnificent Mile
                      980 North Michigan Avenue, Suite 1400
                                Chicago, IL 60611
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 988-4808

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                              New York, N.Y. 10018
                            Telephone: (212) 930-9700
                            Facsimile: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23 0.425)

/_/ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 16, 2006, Mr. Loic Humphreys tendered his resignation as a director of Entertainment Is Us, Inc. (the "Company"), effective immediately.

     Following the resignation of Mr. Humphreys, Mr. Miguel Sebastia is the Company's sole director and officer.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Entertainment Is Us, Inc., Registrant


Date: November 20, 2006                By: /s/  Miguel Sebastia
                                       -------------------------------------
                                       Miguel Sebastia
                                       Interim Chief Executive Officer


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